UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 6, 2006

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii		96720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

As announced by the Partnership in a press release on December 6, 2006, Mr. Russell Case resigned as Director of the General Partner effective November 30, 2006.  This Form 8-K and attached exhibit are furnished to, but not filed with the Securities and Exchange Commission.

Item 9.01.  Exhibits

Exhibit 99.1  Press Release “ML Macadamia Orchards, L. P. Announces Fourth Quarter Distribution, Accepts Resignation of Director”

EXHIBIT INDEX

Exhibits

99.1 Press Release “ML Macadamia Orchards, L. P. Announces Fourth Quarter Distribution, Accepts Resignation of Director”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date December 6, 2006
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer